MainStay Floating Rate Fund	Summary Prospectus February 28, 2014 as revised May 1, 2014
Class/Ticker	A MXFAX Investor MXFNX B MXFBX C MXFCX I MXFIX

To Statutory Prospectus To Statement of Additional Information

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2014, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Fund seeks high current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 111 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Class A	Investor Class	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	3.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.16%	0.21%	0.21%	0.21%	0.16%
Total Annual Fund Operating Expenses	1.00%	1.05%	1.80%	1.80%	0.75%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.60% on assets up to $1 billion; 0.575% on assets from $1 billion to $3 billion; and 0.565% on assets in excess of $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also reflects Class B shares converting into Investor Class shares in year 4; fees could be lower if you are eligible to convert to Class A shares instead. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 399	$ 404	$ 183	$ 483	$ 183	$ 283	$ 77
3 Years	$ 609	$ 624	$ 566	$ 766	$ 566	$ 566	$ 240
5 Years	$ 836	$ 862	$ 889	$ 889	$ 975	$ 975	$ 417
10 Years	$ 1,488	$ 1,544	$ 1,572	$ 1,572	$ 2,116	$ 2,116	$ 930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of floating rate loans and other floating rate debt securities. The Fund may also purchase fixed-income debt securities and money market securities or instruments. When NYL Investors LLC (“NYL Investors”), the Fund's Subadvisor, believes that market or economic conditions are unfavorable to investors, up to 100% of

(NYLIM) NL013 MSFR01a-05/14

the Fund's assets may be invested in money market or short-term debt securities. The Subadvisor may also invest in these types of securities or hold cash, while looking for suitable investment opportunities or to maintain liquidity.

The Fund may invest up to 25% of its total assets in foreign securities which are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

Investment Process: The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Subadvisor prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Subadvisor attempts to control risk and limit defaults.

Floating rate loans may offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds and U.S. government securities. Some securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service Inc., are commonly referred to as “junk bonds.” Floating rate loans are speculative investments and are usually rated below investment grade. They typically have less credit risk and historically have had lower default rates than junk bonds. These loans are typically the most senior source of capital in a borrower's capital structure and usually have certain of the borrower's assets pledged as collateral. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Subadvisor may reduce or eliminate the Fund's position in a holding if it no longer believes the holding will contribute to meeting the investment objectives of the Fund. In considering whether to sell a holding, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Subadvisor continually evaluates market factors and comparative metrics to determine relative value.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in (i) increased volatility; and (ii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the markets also may make it more difficult to value some or all of the Fund’s holdings.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the Fund's investments in floating rate loans are more likely to decline. In addition, floating rate loans generally are subject to extended settlement periods. This may impair the ability of the Fund to sell or realize the full value of its loans in the event of a need to liquidate such loans.

Liquidity and Valuation Risk: Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such a security at a substantial discount from face value or holding such a security until maturity. In addition, there is also the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Trading Market Risk: An active trading market may not exist for many of the Fund's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the Fund from obtaining the full value of the loan when it is sold. If this occurs, the Fund may experience a decline in its net asset value. Some of the Fund's investments may be considered to be illiquid.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one- and five-year periods and for the life of the Fund compare to those of two broad-based securities market indices. The Fund has selected the Credit Suisse Leveraged Loan Index as its primary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans. The Fund has selected the S&P/LSTA Leveraged Loan Index as a secondary benchmark. The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on May 3, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Unadjusted, the performance shown for the newer class would likely have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2005-2013)

Best Quarter
2Q/09	13.81%
Worst Quarter
4Q/08	-18.29%

Average Annual Total Returns (for the periods ended December 31, 2013)

	1 Year	5 Years	Life of Fund
Return Before Taxes
Class A	1.02%	9.89%	3.71%
Investor Class	0.97%	9.80%	3.65%
Class B	0.32%	9.64%	3.22%
Class C	2.32%	9.64%	3.21%
Class I	4.30%	10.81%	4.31%
Return After Taxes on Distributions
Class I	2.50%	9.22%	2.59%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	2.41%	7.92%	2.66%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)	6.15%	13.51%	5.00%
S&P/LSTA Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)	5.29%	14.37%	5.23%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund’s Manager. NYL Investors LLC serves as the Fund’s Subadvisor.

Subadvisor	Portfolio Managers	Service Date
NYL Investors LLC	Robert H. Dial, Managing Director	Since 2004
	Mark A. Campellone, Managing Director	Since 2012
	Arthur S. Torrey, Managing Director	Since 2012
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum and $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and $50 for subsequent purchases applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 116 of the Prospectus.

To Statutory Prospectus To Statement of Additional Information